                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                April 24, 1996


                            MAJOR REALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-1748                                             590898509
- ------------------------                       --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


5728 Major Boulevard, Suite 306, Orlando, Florida                  32819
- --------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (407) 351-1111
                                                           --------------
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ITEM 5.  OTHER EVENTS

Restatement of Financial Statements
- -----------------------------------

         As discussed in the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1995, on March 27, 1996, Cracker Barrel Old Country Store, Inc. ("Cracker Barrel"), formally notified the Registrant of its intent to default its mortgage note held by the Registrant and reconvey the property securing the note to the Registrant. Consequently, the Registrant has restated its financial statements for the quarter and nine months ended September 30, 1995, to record the sale of only 4.0 acres of land for $2,700,000 during 1995 and include the cost of the 6.36 acres of land to be reconveyed to the Registrant by Cracker Barrel as "Land held for sale or development" at September 30, 1995. Restated financial statements for the quarter and nine months ended September 30, 1995, are attached hereto as Exhibit 99.1, including Consolidated Balance Sheets at September 30, 1995 and December 31, 1994, Consolidated Statements of Operations for the three and nine months ended September 30, 1995 and 1994, Consolidated Statements of Cash Flows for the nine months ended September 30, 1995 and 1994, and Notes to Consolidated Financial Statements.

Director Resignation
- --------------------

          Mr. Kenneth M. Miller resigned from the Board of Directors of the Registrant effective April 24, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial Statements of Businesses Acquired.

             None.

     (b)     Pro Forma Financial Information.

             None.

     (c)     Exhibits.

             Exhibit
             Number                                         Exhibit Description
             ------                                         -------------------
               99.1        Consolidated Balance Sheets at September 30, 1995 and December 31, 1994, Consolidated
                           Statements of Operations for the three and nine months ended September 30, 1995 and
                           1994, Consolidated Statements of Cash Flows for the nine months ended September 30,
                           1995 and 1994, and Notes to Consolidated Financial Statements.

               27          Financial Data Schedule (for SEC use only)



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Major Realty Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   MAJOR REALTY CORPORATION



                                                   By:  /s/ David L. Treadwell
                                                      --------------------------
                                                            David L. Treadwell
                                                            Chairman and CEO

      May 14, 1996
- ---------------------------
          Date






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

                                 EXHIBIT INDEX

                                                                                                Pagination By
                                                                                                  Sequential
         Exhibit                                                                                  Numbering
          Number                             Exhibit Description                                   System
          ------                             -------------------                                   -------
           99.1       Consolidated Balance Sheets at September 30, 1995 and December 31,              5
                      1994, Consolidated Statements of Operations for the three and nine months ended September 30, 1995 and 1994, Consolidated Statements of Cash Flows for the nine months ended September 30, 1995  and
                      1994, and Notes to Consolidated Financial Statements.

           27         Financial Data Schedule (for SEC use only)




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